Morgan Stanley China A Share Fund, Inc.

First Quarter Report – March 31, 2024 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (92.7%)
Automobile Components (1.0%)
Fuyao Glass Industry Group Co. Ltd., Class A	426,300	$2,533

Banks (23.0%)
Bank of Jiangsu Co. Ltd., Class A	8,199,200	8,898
China Construction Bank Corp., Class A	12,354,911	11,679
China Merchants Bank Co. Ltd., Class A	4,052,108	18,074
Industrial & Commercial Bank of China Ltd., Class A	10,427,997	7,578
Postal Savings Bank of China Co. Ltd., Class A	17,968,400	11,843
		58,072
Beverages (9.3%)
Kweichow Moutai Co. Ltd., Class A	86,749	20,449
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	85,900	2,918
		23,367
Construction & Engineering (4.8%)
China State Construction Engineering Corp. Ltd., Class A	16,659,640	12,037

Electrical Equipment (4.3%)
NARI Technology Co. Ltd., Class A	3,269,733	10,915

Electronic Equipment, Instruments & Components (2.3%)
Shanghai BOCHU Electronic Technology Corp. Ltd., Class A	150,023	5,859

Food Products (3.3%)
Anjoy Foods Group Co. Ltd., Class A	718,469	8,252

Health Care Equipment & Supplies (9.0%)
iRay Technology Co. Ltd., Class A	190,833	5,866
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	347,195	13,454
Sonoscape Medical Corp., Class A	666,325	3,472
		22,792
Household Durables (12.5%)
Gree Electric Appliances, Inc. of Zhuhai, Class A	3,774,846	20,482
Midea Group Co. Ltd., Class A	1,243,746	11,119
		31,601
Independent Power & Renewable Electricity Producers (7.6%)
China Yangtze Power Co. Ltd., Class A	5,541,514	19,056

Life Sciences Tools & Services (1.0%)
WuXi AppTec Co. Ltd., Class A	385,800	2,515

Machinery (4.2%)
Leader Harmonious Drive Systems Co. Ltd., Class A	185,058	3,112
Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	239,032	779
Weichai Power Co. Ltd., Class A	1,123,700	2,536
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class A	3,854,100	4,283
		10,710
Personal Care Products (3.7%)
Proya Cosmetics Co. Ltd., Class A	725,722	9,375

Semiconductors & Semiconductor Equipment (2.5%)
LONGi Green Energy Technology Co. Ltd., Class A	2,282,450	6,198

Specialty Retail (1.0%)
China Tourism Group Duty Free Corp. Ltd., Class A	219,428	2,621

Transportation Infrastructure (3.2%)
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	5,268,400	8,167
TOTAL COMMON STOCKS (Cost $282,112)		234,070

Morgan Stanley China A Share Fund, Inc.

First Quarter Report – March 31, 2024 (unaudited)

Portfolio of Investments (cont’d)

	Shares	Value (000)
SHORT-TERM INVESTMENT (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class, 5.22% (a) (Cost $3,061)	3,060,506	$3,061
TOTAL INVESTMENTS (93.9%) (Cost $285,173) (b)(c)(d)		237,131
OTHER ASSETS IN EXCESS OF LIABILITIES (6.1%)		15,466
NET ASSETS (100.0%)		$252,597

(a)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the three months ended March 31, 2024, advisory fees paid were reduced by approximately $5,000 relating to the Fund’s investment in the Liquidity Fund.
(b)	The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2024, the Fund did not engage in any cross-trade transactions.
(c)	The approximate fair value and percentage of net assets, $234,070,000 and 92.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to Portfolio of Investments.
(d)	At March 31, 2024, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $9,758,000 and the aggregate gross unrealized depreciation is approximately $57,800,000, resulting in net unrealized depreciation of approximately $48,042,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	29.6%
Banks	24.5
Household Durables	13.3
Beverages	9.9
Health Care Equipment & Supplies	9.6
Independent Power & Renewable Electricity Producers	8.0
Construction & Engineering	5.1
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley China A Share Fund, Inc.

First Quarter Report — March 31, 2024 (unaudited)

Notes to the Portfolio of Investments

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser and Morgan Stanley Investment Management Company (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions (“spot contracts”) and foreign exchange forward contracts (“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Fund’s Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Morgan Stanley China A Share Fund, Inc.

First Quarter Report — March 31, 2024 (unaudited)

Notes to the Portfolio of Investments (cont’d)

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley China A Share Fund, Inc.

First Quarter Report — March 31, 2024 (unaudited)

Notes to the Portfolio of Investments (cont’d)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobile Components	$—	$2,533	$—	$2,533
Banks	—	58,072	—	58,072
Beverages	—	23,367	—	23,367
Construction & Engineering	—	12,037	—	12,037
Electrical Equipment	—	10,915	—	10,915
Electronic Equipment, Instruments & Components	—	5,859	—	5,859
Food Products	—	8,252	—	8,252
Health Care Equipment & Supplies	—	22,792	—	22,792
Household Durables	—	31,601	—	31,601
Independent Power & Renewable Electricity Producers	—	19,056	—	19,056
Life Sciences Tools & Services	—	2,515	—	2,515
Machinery	—	10,710	—	10,710
Personal Care Products	—	9,375	—	9,375
Semiconductors & Semiconductor Equipment	—	6,198	—	6,198
Specialty Retail	—	2,621	—	2,621
Transportation Infrastructure	—	8,167	—	8,167
Total Common Stocks	—	234,070	—	234,070
Short-Term Investment
Investment Company	3,061	—	—	3,061
Total Assets	$3,061	$234,070	$—	$237,131

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.